Servicer's Certificate
(Pursuant to Section 3.9 of the
Pooling and Servicing Agreement,
Dated May 31, 1997)

Banc One Auto Grantor Trust 1997-A

Interest Period March 20, 2001 through April 19, 2001

Collection Period March 1, 2001 through March 31, 2001

The undersigned officer of Bank One, National Association, pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of her knowledge and belief that the attached information is true and correct.

Signed by:	/s/ Tracie H. Klein Tracie H. Klein Vice President